UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2025, Vince Garlati, Vice President, Global Controller and Principal Accounting Officer of The Kraft Heinz Company (the “Company”), notified the Company that he will be stepping down from his role effective June 22, 2025. Mr. Garlati will remain with the Company as Vice President of Corporate Strategic Projects. Chris Asher, age 45, the Company’s Deputy Global Controller, will succeed Mr. Garlati as the Company’s Vice President, Global Controller and Principal Accounting Officer effective June 22, 2025.

Mr. Asher has been the Company’s Deputy Global Controller since February 2024. He previously served as acting Principal Accounting Officer from March 2024 to November 2024, Vice President, North America Controller from January 2022 to February 2024, Assistant Global Controller from July 2020 to January 2022, and Assistant Global Controller, Consolidations and Financial Reporting from September 2018 to July 2020.

The Human Capital and Compensation Committee of the Board of Directors approved the terms of Mr. Asher’s new compensation as follows: annual base salary of $400,000 and annual cash-based Performance Bonus Plan target opportunity of 120% of base salary. Beginning in 2026, Mr. Asher will be eligible to receive an annual equity award having a value equal to 50% of his base salary, consisting of 70% performance shares units and 30% restricted stock units, which will vest 75% on the third anniversary and 25% on the fourth anniversary of the grant date.

Mr. Asher was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Asher has no familial relationships with any director or executive officer of the Company, and there are no transactions between Mr. Asher and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 29, 2025	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President and Global Chief Financial Officer

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